                                                                    EXHIBIT 10.7

                                  1000 DEXTER



                                 OFFICE LEASE

                                    BETWEEN

                               FIRDEX ASSOCIATES

                                 AS LANDLORD,

                                      AND

                              MEGADEPOT.COM, INC.

                                   AS TENANT

                                 INDEX
                                 -----


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                                                                                       ----
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SECTION 1. Lease Data; Exhibits........................................................ 1
           --------------------

SECTION 2. Premises.................................................................... 2
           --------
     (a) Premises...................................................................... 2
         --------
     (b) Common Areas.................................................................. 2
         ------------
     (c) Alterations................................................................... 3
         -----------

SECTION 3. Term........................................................................ 3
           ----
     (a) Initial Term.................................................................. 3
         ------------
     (b) Renewal Option................................................................ 3
         --------------

SECTION 4. Rent........................................................................ 5
           ----
     (a) Base Rent and Additional Rent................................................. 5
         -----------------------------
     (b) Adjustments to Base Rent...................................................... 5
         ------------------------

SECTION 5. Tenant's Share of Operating Costs and Real Property Taxes................... 5
           ---------------------------------------------------------
     (a) Amount........................................................................ 5
         ------
     (b) Definitions................................................................... 6
         -----------

SECTION 6. Late Charge; Interest....................................................... 7
           ---------------------

SECTION 7. Deposit..................................................................... 7
           -------

SECTION 8. Tenant's Operations......................................................... 8
           -------------------
     (a) Use of Premises............................................................... 8
         ---------------
     (b) Unlawful Use.................................................................. 8
         ------------
     (c) Liens and Encumbrances........................................................ 8
         ----------------------
     (d) Hazardous Substances.......................................................... 8
         --------------------
     (e) Signs......................................................................... 9
         -----

SECTION 9. Utilities and Services; Deliveries.......................................... 9
           ----------------------------------
     (a) Tenant's Responsibility....................................................... 9
         -----------------------
     (b) Services...................................................................... 9
         --------
     (c) Interruption..................................................................10
         ------------
     (d) Telecommunications Services...................................................10
         ---------------------------

SECTION 10. Licenses and Taxes.........................................................10
            ------------------

SECTION 11. Alterations by Tenant......................................................11
            ---------------------

SECTION 12. Care of Premises...........................................................11
            ----------------

SECTION 13. Surrender of Premises......................................................11
            ---------------------

SECTION 14. Waiver; Indemnity..........................................................12
            -----------------
     (a) Tenant Indemnity..............................................................12
         ----------------
     (b) Landlord's Indemnity..........................................................12
         --------------------
     (c) General Indemnity Provisions..................................................12
         ----------------------------
     (d) Release of Claims.............................................................12
         -----------------




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SECTION 15. Insurance.................................................................. 12
            ---------
     (a) Tenant's Insurance............................................................ 12
         ------------------
     (b) General Insurance Requirements................................................ 13
         ------------------------------
     (c) Landlord's Insurance.......................................................... 13
         --------------------
     (d) Waiver of Subrogation......................................................... 13
         ---------------------

SECTION 16. Assignment or Subletting................................................... 13
            ------------------------
     (a) Consent Required.............................................................. 13
         ----------------
     (b) Recapture Right............................................................... 14
         ---------------
     (c) Additional Consideration...................................................... 14
         ------------------------
     (d) Entities...................................................................... 14
         --------
     (e) Assignment by Landlord........................................................ 14
         ----------------------

SECTION 17. Destruction................................................................ 14
            -----------
     (a) Partial Destruction........................................................... 14
         -------------------
     (b) Total Destruction............................................................. 15
         -----------------
     (c) Limitation.................................................................... 15
         ----------

SECTION 18. Eminent Domain............................................................. 15
            --------------
     (a) Taking........................................................................ 15
         ------
     (b) Award......................................................................... 15
         -----

SECTION 19. Default by Tenant.......................................................... 16
            -----------------
     (a) Definition.................................................................... 16
         ----------
     (b) Remedies...................................................................... 16
         --------
     (c) Reentry....................................................................... 16
         -------
     (d) Termination................................................................... 17
         -----------
     (e) Adequate Security............................................................. 17
         -----------------
     (f) Landlord's Remedies Cumulative; Waiver........................................ 17
         --------------------------------------

SECTION 20. Default by Landlord; Lender Protection..................................... 17
            --------------------------------------
     (a) Default by Landlord........................................................... 17
         -------------------
     (b) Notice to Lender.............................................................. 17
         ----------------

SECTION 21. Attorneys' Fees............................................................ 18
            ---------------

SECTION 22. Access by Landlord......................................................... 18
            ------------------

SECTION 23. Holding Over............................................................... 18
            ------------

SECTION 24. Subordination; Estoppel Certificates....................................... 18
            ------------------------------------
     (a) Subordination................................................................. 18
         -------------
     (b) Estoppel Certificates......................................................... 19
         ---------------------

SECTION 25. Reserved................................................................... 19
            --------

SECTION 26. Liability of Landlord...................................................... 19
            ---------------------

SECTION 27. Miscellaneous.............................................................. 19
            -------------
     (a) Quiet Enjoyment............................................................... 19
         ---------------
     (b) Notices....................................................................... 19
         -------
     (c) Successors or Assigns......................................................... 19
         ---------------------
     (d) Authority and Liability....................................................... 19
         -----------------------
     (e) Brokers' Commission........................................................... 20
         -------------------
     (f) Partial Invalidity............................................................ 20
         ------------------
     (g) Recording..................................................................... 20
         ---------
     (h) Force Majeure................................................................. 20
         -------------


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                                                                                       ----
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     (i) Name of Building............................................................... 20
         ----------------
     (j) Headings....................................................................... 20
         --------
     (k) Execution by Landlord and Tenant; Approval of Lender........................... 20
         ----------------------------------------------------
     (l) Transportation Management Programs; Recycling.................................. 20
         ---------------------------------------------
     (m) Entire Agreement; Applicable Law............................................... 21
         --------------------------------
     (n) Financial Statements........................................................... 21
         --------------------

SECTION 28.  Additional Provisions...................................................... 21
             ---------------------
     (a) Parking........................................................................ 21
         -------
     (b) Storage........................................................................ 21
         -------
     (c) Letter of Credit............................................................... 22
     (d) Expansion...................................................................... 23
     (e) Rooftop Equipment.............................................................. 23
     (f) Emergency Power Generator...................................................... 24


                                                                    Exhibit 10.7

                                 OFFICE LEASE


  THIS LEASE is made as of April __, 1999, between FIRDEX ASSOCIATES, a Washington general partnership ("Landlord"), and MEGADEPOT.COM, INC., a Washington corporation ("Tenant"). Landlord and Tenant covenant and agree as follows:

  SECTION 1.  Lease Data; Exhibits.    The following terms shall have the
              --------------------
following meanings, except as otherwise specifically modified in this Lease:

          (a)  Building:  The building containing approximately 110,534 rentable
               --------
               square feet of office and commercial space, located at 1000 Dexter Avenue North in Seattle, King County, Washington, situated on the real property (the "Land") legally described in Exhibit A
                                                                      ---------
               attached. The Building consists of an office tower containing approximately 100,261 rentable square feet of space (the "Tower") and an adjacent parking structure with approximately 10,273 rentable square feet of commercial space situated on 8th Avenue North.

          (b)  Premises:  An area of approximately 19,136 rentable square feet
               --------
               consisting of the entire fourth (4th) floor of the Tower as shown on the floor plan attached to this Lease as Exhibit B (the "Floor
                                                           ---------
               Plan").

          (c)  Lease Term:  A period of eighty four (84) full calendar months,
               ----------
               commencing on the Commencement Date and expiring on the Expiration Date; provided, if the Commencement Date is a day other than the first day of a calendar month, unless otherwise agreed in writing, the Lease Term shall not commence until the first day of the first calendar month starting after the Commencement Date, however all of the terms and conditions of this Lease (including those regarding the payment of rent) shall be applicable on the Commencement Date. Base Rent and Additional Rent for partial calendar months will be pro rated as provided in
               Section 4 below.

          (d)  Commencement Date:  The Commencement Date shall be determined as
               -----------------
               provided in Section 3. The estimated Commencement Date is July 1, 1999.

          (e)  Expiration Date:  11:59 p.m. on the last day of the eighty fourth
               ---------------
               (84th) full calendar month following the Commencement Date.

          (f)  Base Rent:  Tenant shall pay $38,272.00 per month as Base Rent on
               ---------
               or before the first day of each month. The amount of the monthly Base Rent will be adjusted as provided in Section 4 below.

          (g)  Additional Rent:  Whether or not so designated, all other sums
               ---------------
               due from Tenant under this Lease shall constitute Additional Rent, payable when specified in this Lease.

          (h)  Operating Costs and Property Taxes:  Tenant will pay its share of
               ----------------------------------
               Operating Costs and Property Taxes pursuant to Section 5 of this Lease.

          (i)  Deposit.  $147,274.66.
               -------

          (j)  Permitted Use:  General business offices.
               -------------

          (k)  Building Standard Hours:
               -----------------------

               Monday through Friday 7 a.m. to 6 p.m., and 7:00 a.m. to 1:00 p.m. on Saturdays, excluding legal holidays and holiday weekends.

          (l)  Notice Addresses:
               ----------------

               To Landlord:   c/o Alper Northwest, Inc.
                              700 Fifth Avenue, Suite 6000
                              Seattle, WA  98104

               To Tenant:     Prior to the Commencement Date -
                              209 1/2 1st Avenue South, Suite 302
                              Seattle, WA 98104
                              Attention: Mark T. Calvert, Vice President and Chief Financial Officer

                              After the Commencement Date -

                              At the Premises

          (m)  Brokers:
               -------

               Listing Broker - None

               Tenant's Broker - Flinn Ferguson

          (n)  Name and Address for Payments to Landlord:
               -----------------------------------------

               Firdex Associates
               c/o Alper Management Services, Inc.
               700 Fifth Avenue, Suite 6000

          (o)  Exhibits:  The following exhibits are made a part of this
               --------   Lease:

               Exhibit A  -  Legal Description of Land
               ---------
               Exhibit B  -  Floor Plan - Premises
               ---------
               Exhibit C  -  Workletter
               ---------
               Exhibit D  -  Rules and Regulations
               ---------
               Exhibit E  -  Estoppel Certificate
               ---------
               Exhibit F  -  Floor Plan - Storage Space
               ---------

   SECTION 2.  Premises.
               ---------

          (a)  Premises.  Landlord hereby leases to Tenant, and Tenant hereby
               ---------
leases from Landlord, those certain premises (the "Premises") located on the floor(s) and in the location referenced in Section 1. The Premises are leased by Landlord and accepted by Tenant in an "AS IS" condition, subject to the requirement that Landlord complete any improvements, alterations or modifications to be made by Landlord pursuant to Exhibit C attached (the "Workletter"), if any. Prior to taking occupancy of the Premises or moving any of its furniture, fixtures or equipment, Tenant shall inspect the Premises and Landlord and Tenant shall prepare and agree upon a "punchlist" of any items or repairs which are the responsibility of Landlord. The existence of repairs or defects of a nature commonly found on a "punchlist," as such term is used in the construction industry, shall not postpone the Commencement Date or result in a delay or abatement of Tenant's obligation to pay rent or give rise to a damage claim against Landlord.


          (b)  Common Areas.  During the Lease Term, Tenant and its licensees,
               -------------
invitees, customers and employees shall have the non-exclusive right to use all entrances, lobbies, elevators, stairs, corridors, restrooms and other public areas of the Building (the "Building Common Areas"), and the "Project Common Areas" (defined below), in common with Landlord, other Building tenants, other "Project" (defined below) tenants, and their respective licensees, invitees, customers and employees. The Building Common Areas and the Project Common Areas are referred to in this Lease collectively as the "Common Areas". Landlord shall at all times have exclusive control and management of the Common Areas and no diminution thereof shall be deemed a constructive or actual eviction or entitle Tenant to compensation or a reduction or abatement of rent.

          (c)  Alterations.  Landlord may in its discretion increase, decrease
               -----------
or change the number, locations and dimensions of any hallways, lobby areas, Common Areas and other improvements which are not within the Premises. Landlord reserves the right from time to time (i) to install, use, maintain, repair, relocate and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to the Premises or to other parts of the Building in areas above the suspended ceiling surfaces, below the floor surfaces, within the walls and in the central core areas of the Building, within the Premises and elsewhere in the Building; (ii) to alter or expand the Building; and (iii) to alter, relocate or substitute any of the Common Areas.

  SECTION 3.   Term.
               ----

          (a)  Initial Term. The Commencement Date listed in Section 1 of this
               ------------
Lease represents an estimate of the actual Commencement Date. The actual Commencement Date shall be the first to occur of the following events: (i) three
(3) days after Landlord notifies Tenant that any improvements, alterations or modifications to be made by Landlord pursuant to the Workletter are substantially completed, or (ii) the date on which Tenant takes possession of the Premises for purposes other than completing tenant improvements. If the Commencement Date is later than the estimated Commencement Date specified in
Section 1 above, this Lease shall not be void or voidable. Landlord shall confirm the Commencement Date by written notice to Tenant. The Lease Term shall begin on the Commencement Date and end on the Expiration Date, unless extended or sooner terminated in accordance with the terms of this Lease.

          (b)  Renewal Option. So long as Tenant is not then in default under
               --------------
this Lease, on the terms and conditions stated in this Paragraph 3(b), Tenant shall have the option to extend the term of this Lease for one (1) additional thirty six (36) month period (the "Additional Term"). To exercise its option to extend this Lease for the Additional Term, Tenant must deliver to Landlord a written notice (an "Option Notice") exercising its renewal option at least nine
(9) months (but not more than twelve (12) months) prior to the date the then Lease Term will expire, together with a then current financial statement of Tenant. If such financial statement show a material adverse change in Tenant's financial condition as compared with Tenant's financial condition as of three
(3) years prior to the date of the Option Notice, at Landlord's option, Tenant's exercise of its renewal option shall be null and void. The renewal option granted to Tenant pursuant to this paragraph is personal to Tenant and may not be exercised by or for the benefit of any assignee or sublessee of Tenant. All of the terms and conditions of this Lease shall apply during the Additional Term except (i) the Base Rent shall be the "fair market rent" (defined below) for the Premises as agreed to by Landlord and Tenant or determined by arbitration as set forth below; (ii) unless otherwise agreed by Landlord in writing, there shall be no further renewal options after the commencement of the Additional Term; and
(iii) Landlord shall have no tenant improvement obligations with respect to the Premises except as otherwise agreed in writing by Landlord. The Base Rent during the Additional Term will be adjusted at the commencement of the last twelve (12) months of the Additional Term as provided in Section 4 below. When the rental rate for the Additional Term is determined, whether by agreement of the parties or pursuant to arbitration as provided below, Landlord and Tenant shall enter into a lease extension agreement setting forth the new base rent for the Premises and such other terms as may be applicable. If at the time Tenant delivers the Option Notice to Landlord, or at any time between such date and the commencement date of the Additional Term, Tenant defaults under this Lease and fails to cure its default within the applicable cure period, if any, Landlord may declare the Option Notice null and void by written notice to Tenant. The term "fair market rent" means the rate per rentable square foot that a willing, non-equity tenant would pay in an arms-length transaction for a three year lease of comparable space in the Building and in comparable buildings in the Seattle metropolitan area, taking into account the then condition of the improvements in the Premises, the location of the Building, and the views and other amenities of the Building and the Premises as applicable. Landlord and Tenant agree the Base Rent for the Additional Term shall be determined as follows:

            (i) Landlord shall advise Tenant in writing ("Landlord's Notice") of Landlord's determination of fair market rent not later than thirty (30) days after receiving the Option Notice. Within thirty (30) days after receiving Landlord's Notice, Tenant shall notify Landlord in writing ("Tenant's Notice") whether or not Tenant accepts Landlord's determination of the fair market rent. If Tenant disagrees with Landlord's determination of fair market rent, Tenant's Notice shall set forth Tenant's determination of fair market rent. If Tenant fails to give Tenant's Notice to Landlord within such thirty (30) day period, then the Option Notice shall be deemed null and void, unless otherwise agreed in writing by Landlord and Tenant. If Tenant does not accept Landlord's determination of fair market rent, and Tenant has given Tenant's Notice, the parties (or their designated representatives) shall promptly meet and attempt to agree on the fair market rent. If the parties have not agreed on the fair market rent within ninety (90) days after Landlord receives the Option Notice, and Tenant's renewal option is still in effect in accordance with the terms of this paragraph, then unless otherwise agreed in writing by the parties, the parties shall submit the matter to arbitration in accordance with the terms of the following paragraphs. The last day of such ninety (90) day period (as the same may be extended by the written agreement of the parties) is referred to in this Lease as the "Arbitration Commencement Date".

            (ii) The arbitration will be conducted by three MAI real estate appraisers who have been active over the five (5) year period ending on the Arbitration Commencement Date in the appraisal of commercial office buildings in the Seattle metropolitan area. One appraiser will be selected by Tenant, one appraiser will be selected by Landlord, and the third appraiser will be selected by the two appraisers so chosen. If the two appraisers chosen by the parties cannot agree on a third appraiser within ten (10) days after the date the second appraiser has been appointed, the third appraiser will be appointed by the Seattle office of the American Arbitration Association upon the application of either party. Each party shall select its appraiser within ten (10) days after the Arbitration Commencement Date. If either party fails to select its appraiser within such ten (10) day period, and the other party timely selects its appraiser, then the appraiser selected by the other party shall be the sole arbitrator for determining fair market rent.

           (iii) Within thirty (30) days after the selection of the third appraiser (or if only one appraiser is to render the decision as provided in subparagraph (ii) above, within thirty (30) days after the last day of the above-referenced ten (10) day period), the appraiser(s) shall determine fair market rent. If more than one appraiser has been appointed, the decision of a majority of the appraisers shall control. If a majority of the appraisers do not agree within the stipulated time period, then each appraiser shall in writing render his or her separate determination as to fair market rent within five (5) days after the expiration of the thirty (30) day period. In such case, the three determinations shall be averaged to determine the fair market rent; however, if the lowest fair market rent or the highest fair market rent is ten percent (10%) lower or higher, as applicable, than the middle fair market rent, then the low fair market rent and/or the high fair market rent, as applicable, shall be disregarded and the remaining fair market rent(s) will be averaged in order to establish the fair market rent.

            (iv) Both parties may submit any information to the arbitrators for their consideration, with copies to the other party. The arbitrators shall have the right to consult experts and competent authorities for factual information or evidence pertaining to the determination of fair market rent. The arbitrators shall render their decision and award in writing with counterpart copies to each party. The arbitrators shall have no power to modify the provisions of this Lease. The determination of the arbitrators will be final and binding upon Landlord and Tenant. The cost of the arbitration will be paid by Landlord if the fair market rent determined by arbitration is ninety percent (90%) or less than the fair market rent specified in Landlord's Notice; by Tenant if the fair market rent determined by arbitration is one hundred ten percent (110%) or more than the fair market rent specified in Tenant's Notice; and otherwise shall be shared equally by Landlord and Tenant.

  SECTION 4.   Rent.
               ----

          (a)  Base Rent and Additional Rent.  Tenant shall pay to Landlord at
               -----------------------------
the address specified by Landlord in Section 1 above or such other address as Landlord may hereafter designate in writing, without notice or demand, or any setoff or deduction whatsoever except as provided in this Lease, in lawful money of the United States: (a) Base Rent in the amount specified in Section 1 above in advance on the first day of each month, and (b) Additional Rent as and when specified elsewhere in this Lease, but if not specified, then within thirty (30) days of demand. Base Rent and Additional Rent shall be prorated on a daily basis (based on a 30-day month and the actual number of days elapsed) for any partial month within the Lease Term. If the Lease Term starts on a day other than the first day of a calendar month, rent for such initial partial month shall be due on the first day of the Lease Term.

          (b)  Adjustments to Base Rent. Commencing with the second (2nd)
               ------------------------
anniversary of the Commencement Date, and on every other anniversary of the Commencement Date thereafter (each such date being referred to herein as an "Adjustment Date"), the amount of the monthly Base Rent shall be increased in order to reflect the proportionate increase, if any, occurring in the cost of living as indicated by the Consumer Price Index for All Urban Consumers - US Average - All Items, as published by the U.S. Department of Labor's Bureau of Labor Statistics (1982 - 1984 = 100) (the "Index"). Such adjustment shall be calculated by multiplying the monthly Base Rent for the calendar month immediately preceding the applicable Adjustment Date by a fraction, the numerator of which shall be the Index level most recently published prior to the applicable Adjustment Date, and the denominator of which shall be the Index level most recently published prior to the immediately preceding Adjustment Date. During the Additional Term, if applicable, the Adjustment Dates shall be the second anniversary of the date the Additional Term commences. Any adjustment of Base Rent shall become effective immediately. In no event shall the adjusted Base Rent be less than the Base Rent for a month prior to the applicable Adjustment Date. If publication of the Index shall be discontinued, adjustments to the Base Rent shall be based on the replacement index of consumer prices, if any, published by the United States Government, or if none, another index of consumer prices published by an independent financial periodical or recognized authority selected by Landlord and reasonably acceptable to Tenant. In the event of use of comparable statistics in place of the Index, revisions shall be made in the method of computation herein provided as the circumstances may require to carry out the intent of this section. By way of illustration only, if the Commencement Date is in fact July 1, 1999, then the first Adjustment Date will be July 1, 2001, and the initial Index-based adjustment will be calculated by multiplying the June, 2001 monthly Base Rent (i.e., $38,272.00) by a fraction, the numerator of which is the Index level most recently published prior to July 1, 2001, and the denominator of which is the Index level most recently published prior to July 1, 1999. The Base Rent will again be adjusted on July 1, 2003 and again on July 1, 2005.

  SECTION 5.   Tenant's Share of Operating Costs and Real Property Taxes.
               ---------------------------------------------------------

          (a)  Amount. In addition to Base Rent, Tenant shall pay to Landlord
               ------
as Additional Rent, "Tenant's Share" (defined below) of "Building Operating Costs" (defined below), "Property Taxes" (defined below) and "Tower Operating Costs" (defined below) incurred by Landlord in any "Lease Year" (defined below). Promptly after the Commencement Date, and the end of each Lease Year thereafter, Landlord will notify Tenant in writing of Landlord's estimate (based on such information as Landlord deems reasonable and appropriate) of Tenant's Share of the estimated Building Operating Costs, Tower Operating Costs and Property Taxes for the current Lease Year. Tenant shall pay the estimated amount set forth in Landlord's notice, in advance, in equal monthly installments, without deduction or offset whatsoever, on or before the first (1st) day of each calendar month, with the payment of Base Rent required pursuant to Section 4 above. Until Landlord provides Tenant with the notice provided for above in this paragraph, Tenant shall continue to pay Tenant's Share of Building Operating Costs, Tower Operating Costs and Property Taxes in the monthly amounts specified in the last such notice given to Tenant by Landlord. Following the end of each Lease Year, Landlord will compute Tenant's Share due under this Section 5 for such Lease Year, based on actual costs, and, if Tenant's Share for such Lease Year is greater than that already paid by Tenant for such Lease Year, Tenant shall pay

Landlord the deficiency within twenty (20) days of its receipt of written notice or an invoice for the amount of the deficiency. If the total amount paid by Tenant under this Section 5 for a Lease Year exceeds Tenant's Share, then Landlord shall credit such excess to the payment of Base Rent and Additional Rent thereafter coming due; however, upon the expiration or sooner termination of the Lease Term, Landlord shall refund the excess to Tenant, provided if Tenant is then in default of any of its obligations under this Lease, Landlord may deduct from the amount due Tenant any damages which Landlord has incurred or claims to have incurred as a result of Tenant's default. If during a Lease Year Landlord obtains information regarding Building Operating Costs, Tower Operating Costs or Property Taxes which alters its prior estimates, Landlord may adjust the amount due from Tenant under this Section 5 during the balance of that Lease Year to reflect such new information by written notice to Tenant. In determining Tenant's Share of Building Operating Costs and/or Tower Operating Costs which vary based on occupancy of the Building and/or Tower (such as utility and janitorial costs), if less than one hundred percent of the Building or the Tower, as applicable, shall have been occupied by tenants at any time during a Lease Year, Tenant's Share of such Building Operating Costs and/or Tower Operating Costs, as applicable, shall be adjusted to an amount, determined by Landlord in its reasonable discretion, which would be expected had such occupancy been one hundred percent throughout the applicable Lease Year; however, in no event shall Landlord recover from Tenant and other tenants more than one hundred percent of such Operating Costs actually incurred by Landlord in the applicable Lease Year. Operating Costs will be equitably allocated by Landlord between Building Operating Costs and Tower Operating Costs based on such information as Landlord deems reasonable and appropriate.

          (b)  Definitions. For purposes of this Lease:
               ------------

               (i) "Operating Costs" means all expenses paid or incurred by Landlord or charged to Landlord for maintaining, managing, operating, repairing and administering the Building and/or the Common Areas, and the personal property used in conjunction therewith, including without limitation, water, sewer, electricity, heat, air conditioning, fuel, light, fire protection, and other utilities and services; supplies; janitorial and cleaning services; window washing; snow, garbage and refuse removal; security services and systems (including parking attendants); landscape maintenance; parking maintenance and operations; compensation (including employment taxes and fringe benefits) of all persons who perform duties in connection with the operation, management, maintenance, repair and administration of the Building and/or the Common Areas; insurance premiums for all insurance carried by Landlord with respect to the Building and/or the Common Areas; licenses, permits and inspection fees; subsidies and other payments required by public bodies (such as bus rider and other transit subsidies); property management fees; costs of compliance with any applicable transportation management plan; rent for any on-site property management office; easement and license fees; legal and accounting expenses and all other expenses or charges whether or not hereinabove described which, in accordance with generally accepted accounting and management practices, would be considered an expense of maintaining, managing, operating, repairing and administering the Building and/or the Common Areas, excluding: (a) costs of any special services rendered to individual tenants (including Tenant) for which a special charge is made; (b) ground lease rental payments and debt service on mortgages or deeds of trust; (c) leasing commissions and attorneys' and other fees and costs incurred in leasing space in the Building or in connection with disputes with tenants of the Building; (d) depreciation or amortization expenses; (e) the cost of capital improvements (as opposed to capital replacements) required to be capitalized in accordance with generally accepted accounting practices, except Operating Costs shall include the amortization of capital improvements (1) designed with a reasonable probability of improving the operating efficiency of the Building and/or the Common Areas provided the amount of the amortization thereof included within Operating Costs does not exceed the amount of the reasonably expected savings, (2) required to comply with governmental laws or regulations (including amendments to existing laws and regulations) taking effect after the completion of the initial construction of the Building, or (3) made for the general benefit or convenience of tenants of the Building; and (f) Operating Costs separately billed to and paid by tenants.

          (ii) "Building Operating Costs" means Operating Costs incurred by Landlord in maintaining, managing, operating, repairing and administering the Building as a whole but shall not include any Operating Costs which are a Tower Operating Cost. Building Operating Costs shall include expenses incurred in connection with the operation, management, maintenance, repairs and administration of all parking facilities serving the Building. The Building will be part of a multiple phase project which includes the office building located at 1100 Dexter Avenue (collectively with the Building the "Project"). Building Operating Costs shall include the pro rata share of the costs and expenses allocated to the Building pursuant to the declaration of covenants, conditions, restrictions and/or easements for the Project (the "Declaration"), related to the maintenance, repair, operation and management of those areas (the "Project Common Areas") of the Project made available for the general use, convenience and benefit of all occupants of the Project. The Project Common Areas shall include without limitation exterior sidewalks, landscape and plaza areas, service entrances, truck ramps, refuse collection and recycling areas, loading and delivery areas, exterior pedestrian walkways, emergency exit corridors, exterior stairs, and similar areas.

          (iii) "Tower Operating Costs" means Operating Costs incurred by Landlord only in connection with maintaining, managing, operating, repairing and administering the Tower.

                (iv) "Property Taxes" means all taxes of every kind and nature on the Building and/or the Land and on personal property used by Landlord in conjunction therewith; surcharges and all local improvement and other assessments levied with respect to the Building, the Land and all other property of Landlord used in connection with the operation of the Building; any taxes levied or assessed in lieu of, in whole or in part, such real or personal property taxes; any taxes in addition to such real and personal property taxes, including, but not limited to, taxes or license fees upon or measured by the leasing of the Building or the rents or other income collected therefrom, other than any federal or state net income or inheritance tax; and all costs and expenses incurred by Landlord in efforts to reduce or minimize such taxes to the extent not in excess of the amount of the reduction.

                (v) "Lease Year" means a twelve (12) month period beginning January 1st and ending December 31st; however, if the Commencement Date is a date other than the first day of a calendar year, the first Lease Year shall commence on the Commencement Date and end on December 31 of such calendar year, and the last Lease Year shall commence on January 1 of the last calendar year during the Lease Term and end on the Expiration Date. Operating Costs and Property Taxes for partial calendar years constituting a Lease Year shall be prorated based on the number of days in the applicable calendar years.

               (vi) "Tenant's Share" means (A) with respect to Building Operating Costs and Property Taxes, the percentage determined by dividing the rentable area of the Premises by the rentable area of the Building as a whole, and (B) with respect to Tower Operating Costs, the percentage determined by dividing the rentable area of the Premises by the rentable area of the Tower.

   SECTION 6.  Late Charge; Interest.     Time is of the essence of this Lease.
               ---------------------
If Tenant fails to pay any Base Rent or Additional Rent within five (5) days of the due date, a late charge equal to the greater of $50.00, or five percent (5%) of the unpaid amount, shall be assessed and be immediately due and payable by Tenant. In addition, any Base Rent or Additional Rent more than five (5) days past due shall bear interest from the date due until paid in full (together with late charges and interest) at an interest rate equal to the lesser of one and one-half percent (1.5%) per month, or the maximum rate of interest permitted by applicable law.

   SECTION 7. Deposit. Tenant has deposited with Landlord the sum specified as the Deposit in Section 1 of this Lease. This sum shall belong to Landlord and shall constitute partial consideration for the execution of this Lease, subject only to repayment when required in this Section. So long as Tenant is not then in default under this Lease, $97,274.66 of the Deposit will be credited to the Base Rent and Additional Rent payable for the first and second full calendar months for which Base Rent is due under this Lease. Landlord shall pay Tenant the remaining balance of the Deposit without any liability for interest within thirty (30) days after the expiration or prior termination of the Lease Term, or any extension thereof, provided if Tenant is then in default of any of its obligations under this Lease, Landlord may deduct from the Deposit any damages which Landlord has incurred or claims to have incurred as a result of Tenant's default. Landlord may withdraw from the Deposit the amount of any unpaid rent or other charges not paid to Landlord when due, and Tenant shall immediately redeposit an amount equal to that so withdrawn within ten (10) days of demand.

  SECTION 8.   Tenant's Operations.
               -------------------

          (a) Use of Premises. Tenant shall use the Premises only for the Permitted Use specified in Section 1. Tenant shall not permit any act that will increase the then existing rate of insurance on the Building, without Landlord's prior written consent. Tenant shall pay on demand the amount of the increase in insurance rates caused by any such acts or omissions by Tenant, or its agents or employees. Tenant shall not commit or allow to be committed any waste on the Premises, or any public or private nuisance or other act which disturbs the quiet enjoyment of any other tenant of the Building or the Project. Tenant shall not, without the prior written consent of Landlord, use any apparatus, machinery or devise in or about the Premises which will cause any substantial noise, vibration or fumes. If any of Tenant's office machines or equipment disturb the quiet enjoyment of any other tenant of the Building or the Project, Tenant shall provide adequate insulation or take such other action as Landlord directs to eliminate the disturbance.

          (b)  Unlawful Use.  Tenant shall not use or permit the Premises, the
               ------------
Common Areas or any part thereof to be used for any purpose in violation of any municipal, county, state or federal law, ordinance or regulation which the Building is a part and Tenant shall comply with and shall cause its employees, invitees and contractors to comply with such rules and regulations as Landlord may from time to time promulgate. The current Building rules and regulations are attached to this Lease as Exhibit D. Tenant shall promptly comply, at its sole cost and expense, with all laws, ordinances and regulations now in force or hereafter adopted relating to or affecting the condition, use or occupancy of the Premises, including without limitation the Americans With Disabilities Act of 1990, as now or hereafter amended (the "ADA").

          (c)  Liens and Encumbrances.  Tenant shall Premises, the Building and
               -----------------------
keep the the Land free and clear of, and shall indemnify, defend and hold Landlord harmless from, any and all liens and encumbrances arising or growing out of Tenant's acts or omissions, or breach of this Lease or its use, improvement or occupancy of the Premises. If any lien is so filed against the Premises, the Land or the Building, Tenant shall cause the same to be fully discharged and released of record within ten (10) days of demand or within such period provide Landlord with cash or other security acceptable to Landlord in an amount equal to one and one-half (1 1/2) times the amount of the claimed lien as security for its prompt removal. Landlord shall have the right to disburse such security to cause the removal of the lien if a judgment is entered against Tenant in the lien proceeding, if such lien causes difficulties for Landlord in connection with its financing of the Building, or if Tenant is otherwise in default under this Lease.

          (d)  Hazardous Substances.  Tenant shall Landlord's prior written
               ---------------------
not, without consent, keep any substances designated as, or containing components now or hereafter designated as, hazardous, dangerous, toxic or harmful and/or subject to regulation under any federal, state orlocal law, regulation or ordinance ("Hazardous Substances") on or about the Premises or Building. Notwithstanding the preceding sentence, Tenant may keep, use, store and dispose of, in, on and from the Premises, materials and supplies otherwis e constituting Hazardous Substances which are normally used in general business offices, provided such materials and supplies are used, handled, stored and disposed of in accordance with all applicable governmental rules,regulations, laws and requirements, and in accordance with all applicable manufacturers' or suppliers' recommendations. With respect to any Hazardous Substances stored with Landlord's consent orpermitted hereunder, Tenant shall: promptly, timely and completely comply with all governmental requirements for reporting and record keeping; submit to Landlord true and correct copies of all reports, manifests and identification numbers at the same time as they are required to be and/or are submitted to the appropriate governmental authorities; within five (5) days of Landlord's request, provide evidence satisfactory to Landlord of Tenant's compliance with all applicable governmental rules, regulations and requirements; and comply with all governmental rules, regulations and requirements regarding the proper and lawful use, sale, transportation, generation, treatment and disposal of Hazardous Substances. Any and all costs incurred by Landlord and associated with Landlord's inspections of the Premises and Landlord's monitoring of Tenant's compliance with this Section 8(d), including Landlord's attorneys' fees and costs, shall be Additional Rent and shall be due and payable to Landlord within ten (10) days of Landlord's demand. Tenant shall be fully and completely liable to Landlord for any and all cleanup costs and expenses and any and all other charges, expenses, fees, fines, penalties (both civil and criminal) and costs imposed with respect to Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances, in or about the Premises or Building. Tenant shall indemnify, defend and hold Landlord, and lenders to Landlord (each a "Lender"), harmless from any and all of the costs, fees, penalties, charges and expenses assessed against or imposed upon Landlord and Lender (as well as Landlord's and Lender's attorneys' fees and costs) as a result of Tenant's use, disposal, transportation, generation and/or sale of Hazardous Substances.

          (e)  Signs. Tenant shall not erect or place, or permit to be erected
               ------
or placed, or maintain any signs of any nature or kind whatsoever on the exterior walls or windows of the Premises or elsewhere in the Building or the Common Areas, with the exception of (i) a Building standard sign identifying Tenant in the Building Directory on the first floor of the Building and (ii) signage in the fourth floor elevator lobby, subject to Landlord's approval of location, design and color. The cost of such signs shall be deducted from the "Construction Allowance" (defined in the Workletter).

 SECTION 9.    Utilities and Services; Deliveries.
               ----------------------------------

          (a)  Tenant's Responsibility. In accordance with Section 5 of this
               -----------------------
Lease, as Additional Rent, Tenant shall pay Tenant's Share of all charges for heat, air conditioning, water, gas, electricity, sewer, garbage, fire protection, security and any other utilities and/or services used or consumed by or supplied to the Building, including the Premises, or the Common Areas, and not separately metered or charged to Tenant or any other tenant of the Building. Tenant shall be solely responsible for and shall promptly pay when due all charges for telephone and all other charges for other utilities and/or services which are separately metered or charged to the Premises.

         (b)   Services. Landlord shall cause the Common Areas, such as lobbies,
               --------
elevators, stairs, corridors and restrooms, to be maintained in good order and condition, except for reasonable wear and tear and damage occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, the repair of which latter damage shall be paid for by Tenant. Twenty-four (24) hours per day, seven (7) days per week, Tenant shall have access to the Premises (subject to such Building security systems and procedures as may be in place from time to time), and Tenant shall have available to it water and electrical service for lighting and operation of 110-volt office equipment. Electrical service to the Premises shall be separately metered by a "deduct meter" to be installed with the initial improvements to the Premises pursuant to the Workletter and paid for from the Construction Allowance being made available under the Workletter. Tenant's consumption of electricity will be separately billed to Tenant by Landlord and paid for by Tenant. In calculating Tenant's Share of Tower Operating Costs, the cost of electricity provided to other leased premises in the Building shall be excluded from Tower Operating Costs; however Tenant will pay Tenant's Share of the electricity used or consumed in connection with the Common Areas as reasonably estimated by Landlord. During the Building Standard Hours specified in Section 1 above, Landlord shall furnish the Premises with heat and air conditioning services. If requested by Tenant, Landlord shall furnish HVAC service to the Premises at times other than Building Standard Hours, and Tenant shall pay for the cost of such after-hours services at rates established by Landlord from time to time. The initial rate for HVAC service at times other than Normal Building Hours will be $30.00 per hour.

           (i) Janitorial. Landlord will provide janitorial services customary
               ----------
for buildings comparable to the Building in quality and location. If Tenant requires excessive or specialized janitorial services, Tenant shall promptly pay Landlord the additional costs and expenses incurred by Landlord in providing such services.

           (ii) Additional Service. The Building standard mechanical system is
                ------------------
designed to accommodate heating loads generated by lights and 110-volt office equipment normally found in general business offices. Before installing lights and equipment in the Premises which in the aggregate exceed the heating and cooling loads of the Building's mechanical system, Tenant shall obtain the written permission of Landlord. Landlord may refuse to grant such permission unless Tenant agrees to pay the cost of installing supplementary air conditioning units or electrical systems as necessitated by such equipment or lights. In addition, Tenant shall pay to Landlord in advance, on the first day of each month during the Lease Term, the amount estimated by Landlord as the cost of furnishing electricity for the operation of such equipment or lights and the amount estimated by Landlord as the costs of operation and maintenance of supplementary air conditioning units or electrical systems as necessitated by Tenant's use of such equipment or lights. Landlord shall be entitled to install and operate at Tenant's cost a monitoring/metering system in the Premises to measure the added demands on electricity, heating, ventilation, and air conditioning systems resulting from such equipment and lights and from Tenant's after-hours heating, ventilation and air conditioning service requirements. Tenant shall comply with Landlord's instructions, rules and regulations for the use of window coverings and thermostats in the Building.

          (c)  Interruption. Landlord shall not be liable for any loss, injury
               ------------
or damage to person or property caused by or resulting from any variation, interruption, or failure of such services due to any cause whatsoever, or from failure to make any repairs or perform any maintenance. No temporary interruption or failure of such services incident to the making of repairs, alterations or improvements, or due to accident, strike or conditions or other events beyond Landlord's reasonable control shall be deemed an eviction of Tenant or to relieve Tenant from any of Tenant's obligations hereunder or to give Tenant a right of action against Landlord for damages. Notwithstanding any of the foregoing, if for reasons within the reasonable control of Landlord the services to the Premises are interrupted for more than five (5) consecutive business days to such an extent that Tenant is unable to reasonably use and occupy the Premises for its intended purpose, the Base Rent and the Additional Rent shall equitably abate in proportion to the extent of the interference with Tenant's use of the Premises, commencing on the last day of such five (5) day period until the services are restored or the interference ceases to the extent Tenant can again reasonably use and occupy the Premises for its intended purposes.

          (d)  Telecommunications Services.  All telephone and
               ---------------------------
telecommunications services desired by Tenant shall be ordered and utilized by Tenant at its sole cost and expense. Tenant shall separately contract with a telephone or telecommunications provider (a "Provider") to provide telephone and telecommunications services to the Premises. If Tenant desires to utilize the services of a Provider whose equipment is not presently servicing the Building, such Provider must obtain the written consent of Landlord (which consent will not be unreasonably withheld) before it will be permitted to install its lines or other equipment within the Building. Landlord's consent to the installation of lines or equipment within the Building by any Provider shall be evidenced by a written agreement between Landlord and the Provider, which contains terms and conditions acceptable to Landlord in its reasonable discretion. Landlord's refusal for any reason whatsoever to consent to any prospective Provider shall not be deemed a default or breach by Landlord of its obligations under this Lease. Landlord makes no warranty or representation to Tenant as to the suitability, capability or financial strength of any Provider whose equipment is presently serving the Building, and Landlord's consent to a Provider whose equipment is not presently serving the Building shall not be deemed to constitute such a representation or warranty. To the extent the service by a Provider is interrupted, curtailed or discontinued for any reason whatsoever, Landlord shall have no obligation or liability in connection therewith unless the interruption is caused by the negligence or intentional misconduct of Landlord, and it shall be the sole obligation of Tenant at its expense to obtain substitute service. The provisions of this paragraph are solely for the benefit of Tenant and Landlord, are not for the benefit of any third party, specifically including without limitation, no telephone or telecommunications provider shall be deemed a third party beneficiary hereof.

  SECTION 10.  Licenses and Taxes.  Tenant shall be liable for, and shall pay
               ------------------
throughout the term of this Lease, all license and excise fees and occupation taxes covering the business conducted on the Premises and all personal property taxes levied with respect to all personal property located at the Premises. If any governmental authority levies a tax or license fee on rents payable under this Lease or rents accruing from use of the Premises or a tax or license fee in any form against Landlord or Tenant because of or measured by or based upon income derived from the leasing or rental thereof (other than a net income tax on Landlord's income), or a transaction privilege tax, such tax or license fee shall be paid by Tenant, either directly if required by law, or by reimbursing Landlord for the amount thereof upon demand.

  SECTION 11.  Alterations by Tenant.  After the completion of the Tenant
               ---------------------
Improvements, Tenant shall not make any alterations, additions or improvements in or to the Premises without first obtaining Landlord's prior written approval, and if required by Landlord, submitting to Landlord professionally-prepared plans and specifications. Tenant covenants it will cause all such alterations, additions and improvements to be performed at Tenant's sole cost and expense by a contractor reasonably acceptable to Landlord and in a manner which: (a) is consistent with any Landlord-approved plans and specifications and any reasonable conditions imposed by Landlord; (b) is in conformity with Building standards for tenant improvements as described in Exhibit C-1 attached and other
                                                  -----------
first class commercial standards as may be applicable; (c) includes acceptable insurance coverage for Landlord's benefit; (d) does not affect the structural integrity of the Building or the Building's systems; (e) does not disrupt the business or operations of other tenants; and (f) does not invalidate or otherwise affect the construction and systems warranties then in effect with respect to the Building. Tenant shall secure all governmental permits and approvals and comply with all other applicable governmental requirements and restrictions, and reimburse Landlord for all expenses incurred in connection therewith. Except as provided in Section 14 with regard to concurrent negligence, Tenant shall indemnify, defend and hold Landlord harmless from and against all losses, liabilities, damages, liens, costs, penalties and expenses (including attorneys' fees, but without waiver of the duty to hold harmless) arising from or out of the performance of such alterations, additions and improvements, including, but not limited to, all which arise from or out of Tenant's breach of its obligations under terms of this Section 11. All alterations, additions and improvements (expressly including all light fixtures, heating, ventilation and air conditioning units and floor, window and wall coverings), except Tenant's moveable trade fixtures and appliances and equipment not affixed to the Premises, shall immediately become the property of Landlord without any obligation on its part to pay therefor. These improvements remain Landlord's and Tenant shall not remove all or any portion thereof on the termination of this Lease unless otherwise specified by Landlord at the time Tenant requests Landlord's consent to the improvements pursuant to this Section 11.

  SECTION 12.  Care of Premises.  Tenant shall take commercially reasonable care
               ----------------
of the Premises (including all doors, entrances and lighting and plumbing fixtures located within the Premises) and shall reimburse Landlord for the cost of repairing all damage done to the Building, the Premises or the Common Areas occasioned by any act or omission of Tenant or Tenant's officers, contractors, agents, invitees, licensees or employees, including, but not limited to, cracking or breaking of glass, reasonable wear and tear excepted. If Tenant fails to take commercially reasonable care of the Premises, and Tenant does not cure such failure within five (5) days after written notice from Landlord to Tenant (except in an emergency when simultaneous notice shall be acceptable), Landlord may, at its option, do so, and in such event, upon receipt of written statements from Landlord, Tenant shall promptly pay the entire cost thereof as Additional Rent. Landlord shall have the right to enter the Premises for such purposes. Landlord shall not be liable for interference with light, air or view. Except as provided in Section 17, there shall be no abatement or reduction of rent arising by reason of Landlord's making of repairs, alterations or improvements. Except for Landlord's obligation to provide janitorial services under Section 9 of this Lease, Landlord shall have no obligation to make repairs to or maintain the Premises.

  SECTION 13.  Surrender of Premises.  At the expiration or sooner termination
               ---------------------
of the Lease Term, Tenant shall return the Premises to Landlord in the same or better condition than on the Commencement Date (or, if altered, then the Premises shall be returned in such altered condition unless otherwise directed by Landlord pursuant to Section 11), except for reasonable wear and tear, damage by condemnation and damage by insured casualty. Prior to such return, Tenant shall remove its furniture and equipment and shall restore the Premises to the condition of the Premises on the Commencement Date, and Tenant shall repair any damage resulting from their removal. In no event shall Tenant remove heating, ventilating and air conditioning equipment; lighting equipment or fixtures; or floor, window or wall coverings unless otherwise specifically directed by Landlord in writing or otherwise permitted under this Lease. Tenant's obligations under this Section 13 shall survive the expiration or termination of this Lease. Tenant shall indemnify Landlord for all damages and losses suffered as a result of Tenant's failure to so redeliver the Premises on a timely basis.

  SECTION 14.  Waiver; Indemnity.
               -----------------

           (a) Tenant Indemnity.  Except as otherwise provided in this Section
               ----------------
14 or in Section 15 below, Tenant shall indemnify, defend and hold Landlord, its partners, officers, agents, employees and contractors and Lenders, harmless from all claims, suits, losses, damages, fines, penalties, liabilities and expenses (including Landlord's reasonable attorneys' fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation) resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to any property arising out of or in connection with (i) Tenant's occupation, use or improvement of the Premises or that of its employees, agents or contractors, (ii) Tenant's breach of its obligations hereunder, or (iii) any negligent or willful act or omission of Tenant or any subtenant, licensee, assignee or concessionaire of Tenant, or of any officer, agent, contractor, employee, guest or invitee of Tenant, or of any such entity in or about the Premises, the Building or the Project.

           (b) Landlord's Indemnity.  Except as otherwise provided in this
               --------------------
Section 14 or in Section 15 below, Landlord shall indemnify, defend and hold Tenant, its partners, officers, agents, employees and contractors, harmless from all claims, suits, losses, damages, fines, penalties, liabilities and expenses (including Tenant's reasonable attorneys' fees and other costs incurred in connection with claims, regardless of whether such claims involve litigation), resulting from any actual or alleged injury (including death) of any person or from any actual or alleged loss of or damage to any property arising out of or in connection with (i) Landlord's breach of its obligations hereunder, or (ii) any negligent or willful act or omission of Landlord or any officer, agent, contractor, employee, guest or invitee of Landlord, or of any such entity, in or about the Premises, the Building or the Project.

           (c)  General Indemnity Provisions.  The indemnities in Sections 14(a)
                ----------------------------
and 14(b) above are intended to specifically cover actions brought by the indemnifying party's own employees, and with respect to acts or omissions during the term of this Lease shall survive termination or expiration of this Lease. Such indemnities are specifically and expressly intended to constitute waivers by the indemnifying party of its immunity, if any, under Washington's Industrial Insurance Act, RCW Title 51, to the extent necessary to provide the other party with a full and complete indemnity from claims made by the indemnifying party and its employees, to the extent of their negligence. Tenant shall promptly notify Landlord of casualties or accidents occurring in or about the Premises. If losses, liabilities, damages, liens, costs and expenses covered by either party's indemnity are caused by the sole negligence of the other party or by the concurrent negligence of both Landlord and Tenant, their employees, agents, invitees and licensees, then the indemnifying party shall indemnify the other only to the extent of the indemnifying party's own negligence or that of its officers, agents, employees, guests or invitees. LANDLORD AND TENANT ACKNOWLEDGE THAT THE INDEMNIFICATION PROVISIONS OF SECTION 12 AND THIS SECTION 14 WERE SPECIFICALLY NEGOTIATED AND AGREED UPON BY THEM.

           (d)  Release of Claims.  Except as provided in Section 14(b) above or
                -----------------
elsewhere in this Lease, Tenant hereby fully and completely waives and releases all claims against Landlord for any losses or other damages sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises, including but not limited to: any defect in or failure of Building equipment; any failure to make repairs; any defect, failure, surge in, or interruption of Building facilities or services; any defect in or failure of Common Areas; broken glass; water leakage; the collapse of any Building component; or any act, omission or negligence of co-tenants, licensees or any other persons or occupants of the Building.

  SECTION 15.  Insurance.
               ---------

           (a) Tenant's Insurance.  Tenant shall, at its own expense, maintain
               ------------------
comprehensive or commercial general liability insurance with broad form and stop gap endorsements with combined single limits of Two Million Dollars ($2,000,000), for property damage and loss and for personal injuries (including death), insuring against claims, demands, losses, damages, liabilities and expenses arising out of or in connection with the use, operation, occupancy or condition of the Premises and Tenant's operations in and about the Premises. Landlord shall have the right to periodically review the appropriateness of such limits in view of inflation and/or changing industry conditions and to require a reasonable increase in such limits no more frequently than annually, upon ninety (90) days prior written notice. Landlord, any Lender designated by Landlord, and any agents of Landlord designated by Landlord (such as the Building property manager), shall be named as additional insureds and shall be furnished with a certificate of insurance on request. All such insurance shall bear an endorsement that the same shall not be canceled or materially altered without at least thirty (30) days prior written notice to such additional insureds. During the Lease Term, Tenant shall also maintain at its own expense insurance covering its furniture, fixtures, equipment and inventory and all improvements which it makes to the Premises in an amount equal to the full replacement cost thereof, against fire and such other perils as are covered by an all risk policy including plate glass coverage and coverage for sprinkler leakage.

           (b) General Insurance Requirements.  All insurance required of
               ------------------------------
Tenant under this Lease shall (a) be issued by insurance companies authorized to do business in the State of Washington and otherwise acceptable to Landlord; (b) be issued as a primary policy, or under a blanket policy, not contributing with and not in excess of coverage which Landlord may carry; (c) in the case of the liability policy, contain a contractual liability coverage endorsement covering Tenant's indemnification duties under this Lease to the fullest extent insurable; and (d) have deductibles reasonably acceptable to Landlord. Tenant shall deliver to Landlord prior to the Commencement Date, and thereafter not less than ten (10) days before the expiration dates of any expiring policies of insurance, and from time to time thereafter within ten (10) days after written request from Landlord, certificates of insurance evidencing the insurance coverages required of Tenant pursuant to this Section 15. In no event shall the limits of any such policies be considered as limiting the liability of Tenant under this Lease. If Tenant does not deliver to Landlord certificates of insurance as required above, Landlord may charge Tenant a $50.00 noncompliance fee. If Tenant fails to maintain any insurance required of it under this Section 15, Landlord may do so, and Tenant shall reimburse Landlord for the full expense thereof upon demand.

           (c) Landlord's Insurance.  Throughout the Landlord shall maintain
               --------------------
such Lease Term, property and liability insurance coverages as are customarily maintained by owners of buildings similar in age, location and construction to the Building, and such additional insurance as any Lender may reasonably require, and the cost of all such insurance shall be considered an Operating Cost.

           (d) Waiver of Subrogation.  Neither Landlord nor Tenant shall be
               ---------------------
liable to the other party or to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage to any building, structure or tangible personal property of the other occurring in or about the Premises, Land or the Building, even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees, if such loss or damage is covered by insurance benefiting the party suffering such loss or damage or was required to be covered by insurance under terms of this Lease. Each party shall use its best efforts to cause each insurance policy obtained by it to contain the waiver of subrogation clause. Notwithstanding the foregoing, no such release shall be effective unless a party's insurance policy or policies expressly permit such a release or contain a waiver of the carrier's right to be subrogated.

  SECTION 16.  Assignment or Subletting.
               -------------------------

           (a) Consent Required.  Tenant shall not sublet or encumber the whole
               ----------------
or any part of the Premises, nor shall this Lease or any interest thereunder be assignable (for security purposes or otherwise) or transferable, voluntarily or involuntarily, by operation of law or by any process or proceeding of any court or otherwise without the prior written consent of Landlord, which consent shall not be unreasonably withheld. In determining whether to consent to a proposed assignment or subletting, Landlord may consider any commercially reasonable basis for approving or disapproving the proposed subletting or assignment, including without limitation any of the following: (i) the experience or business reputation of the proposed assignee or sublessee, (ii) whether the clientele, personnel or foot traffic which will be generated by the business of the proposed assignee or sublessee is consistent in Landlord's opinion with the businesses of other tenants of the Building, (iii) notwithstanding that Tenant or others may remain liable under this Lease, whether the proposed assignee or sublessee has a net worth and financial strength and credit record satisfactory to Landlord, and (iv) whether the use of the Premises by the proposed assignee or sublessee will be substantially the same as the use of the Premises by Tenant, or whether such use is consistent with the businesses of other tenants then occupying the Building, and whether such use will violate or create any potential violation of any laws or a breach or violation of any other lease or agreement by which Landlord is bound. Any assignment or sublease without Landlord's prior written consent, at Landlord's option, shall be void. No assignment or sublease shall release Tenant from primary liability hereunder. Each assignment and sublease shall be by an instrument in writing in form satisfactory to Landlord. The granting of consent to a given transfer shall not constitute a waiver of the consent requirement as to future transfers. Tenant shall also pay all reasonable out-of-pocket legal fees and other reasonable out-of-pocket costs incurred by Landlord in connection with Landlord's consideration of Tenant's request for approval of assignments or subleases, including assignments for security purposes. Tenant shall deliver to Landlord with its request for Landlord's approval of a proposed assignment or subletting a fee of $500.00 which shall be credited against the fees and costs payable by Tenant pursuant to the preceding sentence.

           (b) Recapture Right.  In lieu of giving its consent to a proposed
               ---------------
assignment or subletting during the last three (3) years of the Initial Term or at any time during the Additional Term, Landlord may terminate the Lease as to the portion of the Premises affected by the action for which Landlord's consent is requested and recover possession thereof from Tenant within twenty (20) days following written notice thereof to Tenant. All costs incurred by Landlord in separating the remainder of the Premises from the area so retaken shall be paid by Tenant as Additional Rent.

           (c) Additional Consideration.  If Tenant assigns its interest in
               ------------------------
this Lease or sublets the Premises, Tenant shall pay to Landlord one-half (1/2) of any and all consideration received by Tenant for such assignment or sublease, whether such additional consideration is in the form of rent in excess of the Base Rent and/or Additional Rent payable by Tenant under this Lease, cash payments or otherwise; however, such additional consideration shall be reduced by any reasonable costs and expenses (including brokerage fees, legal fees, architectural and engineering fees and tenant improvement costs) incurred by Tenant in connection with the sublease or assignment.

           (d) Entities.  If Tenant is a corporation, then any transfer of this
               --------
Lease by merger, consolidation or liquidation, or any direct or indirect change in the ownership of, or power to vote the majority of, Tenant's outstanding voting stock, shall constitute an assignment for the purposes of this Lease; if Tenant is a partnership, then a change in general partners in or voting or decision-making control of the partnership shall also constitute an assignment; or if Tenant is a limited liability company, then a change in the members in or voting or decision-making control of the company shall also constitute an assignment. The foregoing limitations shall not be applicable so long as the stock in Tenant is publicly traded on the New York Stock Exchange or NASDAQ.

           (e) Assignment by Landlord.  If Landlord sells or otherwise
               ----------------------
transfers the Building, such purchaser or transferee shall be deemed to have assumed Landlord's obligations hereunder, and Landlord shall thereupon be relieved of all liabilities hereunder arising thereafter, but this Lease shall otherwise remain in full force and effect and Tenant shall attorn to Landlord's successor.

  SECTION 17.  Destruction.
               -----------

           (a) Partial Destruction. If the Premises are rendered partially
               -------------------
untenantable by fire or other insured casualty, and if the damage is repairable within sixty (60) days from the date of the occurrence (with the repair work and preparations therefore to be done during regular working hours on regular work days), Landlord shall repair the Premises with due diligence, to the extent of the insurance proceeds available, and the monthly Base Rent and Additional Rent shall be abated in the proportion that the untenantable portion of the Premises bears to the whole thereof for the period from the date of the casualty to the completion of the repairs, unless the casualty is uninsured and results from Tenant's negligence or its breach of the terms hereof. If thirty percent (30%) or more of the rentable area of the Building is destroyed or damaged, regardless of whether the Premises are damaged, Landlord may terminate this Lease as of the date of such damage or destruction by giving notice to Tenant within thirty (30) days thereafter of the election to so terminate this Lease.

           (b) Total Destruction. If the Premises are completely destroyed by
               -----------------
fire or other casualty, or if they are damaged by uninsured casualty, or by insured casualty to such an extent that the damage cannot be repaired within ninety (90) days of the occurrence, Landlord shall have the option to restore the Premises or to terminate this Lease on thirty (30) days written notice, effective as of any date not more than sixty (60) days after the occurrence. If this Section becomes applicable, Landlord shall advise Tenant within thirty (30) days after such casualty whether Landlord elects to restore the Premises or to terminate this Lease. If Landlord elects to restore the Premises, it shall commence and prosecute the restoration work with diligence. For the period from the date of the casualty until completion of the repairs (or the date of termination of this Lease, if Landlord elects not to restore the Premises), the monthly Base Rent and Additional Rent shall be abated in the same proportion that the untenantable portion of the Premises bears to the whole thereof, unless the casualty is uninsured and results from Tenant's negligence or its breach of its obligations under this Lease. If the Premises are totally damaged or destroyed, and the repairs to the Premises have not been completed within nine
(9) months after the damage or destruction (subject to delays such as force majeure delays which are beyond Landlord's control), Tenant shall have the right to terminate this Lease by written notice given to Landlord after the end of the foregoing nine (9) month period, provided Landlord does not complete the repairs within thirty (30) days after the date Tenant delivers its termination notice to Landlord.

           (c) Limitation. Except as otherwise provided in this Lease, Landlord
               ----------
shall not be liable to Tenant for destruction or damage to any of Tenant's property including fixtures, equipment or other improvements, or for damages or compensation for inconvenience, loss of business or disruption arising from repairs or restoration of any portion of the Building or the Premises.

  SECTION 18.  Eminent Domain.
               --------------

           (a) Taking.  If all of the Premises are taken by Eminent Domain,
               ------
this Lease shall terminate as of the date Tenant is required to vacate the Premises and all Base Rent and Additional Rent shall be paid to that date. The term "Eminent Domain" shall include the taking or damaging of property by, through or under any governmental or statutory authority, and any purchase or acquisition in lieu thereof, whether the damaging or taking is by government or any other person which under applicable law has the power to exercise the power of condemnation or eminent domain. If, in the reasonable judgment of Landlord, a taking of any part of the Premises by Eminent Domain renders the remainder thereof unusable for the business of Tenant this Lease, at the option of either party, may be terminated by written notice given to the other party not more than thirty (30) days after Landlord gives Tenant written notice of the taking, and such termination shall be effective as of the date when Tenant is required to vacate the portion of the Premises so taken. If this Lease is so terminated, all Base Rent and Additional Rent shall be paid to the date of termination. Whenever any portion of the Premises is taken by Eminent Domain and this Lease is not terminated, Landlord shall at its expense proceed with all reasonable dispatch to restore, to the extent of available proceeds and to the extent it is reasonably prudent to do so, the remainder of the Premises to the condition they were in immediately prior to such taking, and Tenant shall at its expense proceed with all reasonable dispatch to restore its personal property and all improvements made by it to the Premises to the same condition they were in immediately prior to such taking. The Base Rent and Additional Rent payable hereunder shall be reduced from the date Tenant is required to partially vacate the Premises in the same proportion that the rentable area taken bears to the total rentable area of the Premises prior to taking.

           (b) Award. Landlord reserves all right to the entire damage award or
               -----
payment for any taking by Eminent Domain, and except as provided below, Tenant waives all claim whatsoever against Landlord for damages for termination of its leasehold interest in the Premises or for interference with its business. Tenant hereby grants and assigns to Landlord any right Tenant may now have or hereafter acquire to such damages and agrees to execute and deliver such further instruments of assignment as Landlord may from time to time request. Tenant shall, however, have the right to claim from the condemning authority all compensation that may be recoverable by Tenant on account of any loss incurred by Tenant in moving Tenant's merchandise, furniture, trade fixtures and equipment, provided, however, that Tenant may claim such damages only if they are awarded separately in the eminent domain proceeding and not out of or as part of Landlord's damages.

  SECTION 19.  Default by Tenant.
               -----------------

           (a) Definition. Each of the following events and circumstances
               ----------
shall constitute a default by Tenant under this Lease: (i) Tenant vacates or abandons the Premises, (ii) Tenant fails to pay Base Rent or Additional Rent, or make any other payment required of Tenant under this Lease on the date such rent or payment is due, or Tenant fails to comply with Section 28(c) of this Lease,
(iii) Tenant violates or breaches or fails to keep or perform any covenant, term or condition of this Lease other than those requiring the payment of rent or otherwise requiring Tenant to make payments pursuant to this Lease, (iv) Tenant or any Guarantor, if any, files a petition in bankruptcy, or a trustee or receiver is appointed for Tenant, and any Guarantor, or either of their respective assets, or Tenant or a Guarantor makes an assignment for the benefit of creditors, or Tenant or a Guarantor is adjudicated insolvent, or (v) a petition in bankruptcy is filed against Tenant or a Guarantor and such petition is not dismissed within forty-five (45) days after filing. With respect to a default under (ii) above, Tenant shall have five (5) days after receiving written notice of the default to remedy or cure its default. With respect to a default under (iii) above, Tenant shall have twenty (20) days after receiving written notice from Landlord to remedy or cure the default; however, if the default cannot reasonably be cured within such twenty (20) day period, and Tenant commences the cure within the twenty (20) day period, and Tenant thereafter diligently prosecutes the cure to completion in good faith, such twenty (20) day period shall be extended for such period of time as is reasonably necessary for Tenant to cure the default, but in no event more than an additional sixty (60) days. The foregoing notice and cure provisions shall be inclusive of and not in addition to the notices and cure periods provided for in RCW 59.12, as now or hereafter amended, or any legislation in lieu or substitution thereof.

           (b) Remedies. If Tenant defaults and fails to cure the default
               --------
within the applicable cure period, if any, Landlord shall have the following rights and remedies, at its option, which shall be cumulative and not exclusive, and which shall be in addition to and not in lieu of any other rights or remedies available to Landlord at law or in equity, or elsewhere in this Lease:
(i) to declare the Lease Term ended and reenter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or hereunder; (ii) to cure such default on Tenant's behalf and at Tenant's cost and expense and charge Tenant as Additional Rent for all costs and expenses incurred by Landlord in effecting the cure; (iii) without declaring this Lease terminated, to reenter the Premises and occupy the whole or any part thereof for and on account of Tenant and collect any unpaid rentals and other charges, which have become payable, or which may thereafter become payable; (iv) even though it may have reentered the Premises, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises.

           (c) Reentry. If Landlord reenters the Premises under option (iii) of
               -------
Section 19(b), Landlord shall not be deemed to have terminated this Lease or the liability of Tenant to pay any Rent thereafter accruing as it becomes due, or to have terminated Tenant's liability for damages under any of the provisions hereof, by any such reentry or by any action, in unlawful detainer or otherwise, to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease, and Tenant shall be liable for and reimburse Landlord upon demand for all reasonable costs and expenses of every kind and nature incurred in retaking possession of the Premises and all other losses suffered by Landlord as a consequence of Tenant's default. In the event of any entry or taking possession of the Premises, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse at the expense and risk of Tenant.

           (d) Termination. If Landlord elects to terminate this Lease pursuant
               -----------
to the provisions of options (i) or (iv) of Section 19(b), Landlord may recover from Tenant as damages, the following: (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of the Rent loss Tenant proves could have been reasonably avoided; plus (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of the Rent loss that Tenant proves could be reasonably avoided; plus (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to, any costs or expenses incurred by Landlord in retaking possession of the Premises, including reasonable attorneys' fees therefor; maintaining or preserving the Premises after such default; preparing the Premises for reletting to a new tenant, including repairs or alterations to the Premises for such reletting; leasing commissions; and any other costs necessary or appropriate to relet the Premises; and (v) such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of Washington. As used in items (i) and (ii) of this Section 19(d), the "worth at the time of award" shall be computed by allowing interest at the interest rate specified in Section 6 of this Lease. As used in item (iii) above, the "worth at the time of award" shall be computed by using the then applicable discount rate quoted by the Federal Reserve Bank of San Francisco or its successor. For purposes of this Section 22 only, the term "rent" shall be deemed to be the Base Rent and all Additional Rent and other sums required to be paid by Tenant pursuant to the terms of this Lease.

           (e) Adequate Security. If a petition is filed by or against Tenant
               -----------------
under any provision of the Bankruptcy Code or successor act, Tenant agrees that it shall be obligated to post a cash bond with Landlord equal to six (6) months Base Rent and Additional Rent, to provide Landlord with adequate security for Tenant's performance of its obligations under this Lease.

           (f) Landlord's Remedies Cumulative; Waiver. Landlord's rights and
               --------------------------------------
remedies hereunder are not exclusive, but cumulative, and Landlord's exercise of any right or remedy due to a default or breach by Tenant shall not be deemed a waiver of, or alter, affect or prejudice any other right or remedy which Landlord may have under this Lease or by law or in equity. Neither the acceptance of rent nor any other acts or omissions of Landlord at any time or times after the happening of any event authorizing the cancellation or forfeiture of this Lease shall operate as a waiver of any past or future violation, breach or failure to keep or perform any covenant, agreement, term or condition hereof or to deprive Landlord of its right to cancel or forfeit this Lease, upon the written notice provided for herein, at any time that cause for cancellation or forfeiture may exist, or be construed so as at any future time to estop Landlord from promptly exercising any other option, right or remedy that it may have under any term or provision of this Lease.

  SECTION 20.   Default by Landlord; Lender Protection.
                ---------------------------------------

           (a) Default by Landlord. Landlord shall be in default if Landlord
               -------------------
fails to perform its obligations under this Lease within twenty (20) days after its receipt of notice of nonperformance from Tenant; provided that if the default cannot reasonably be cured within the twenty (20) day period, Landlord shall not be in default if Landlord commences the cure within the twenty (20) day period and thereafter diligently pursues such cure to completion.

           (b) Notice to Lender. Notwithstanding anything to the contrary in
               ----------------
this Lease, Landlord shall not be in default under any provision of this Lease unless written notice specifying such default is given to Landlord and to any Lender who has been identified (with its address) to Tenant in writing as a party to whom notice must be sent. Any Lender of Landlord entitled to notice pursuant to the preceding sentence shall have the right to cure any default on behalf of Landlord within the later of (a) thirty (30) days after receipt of such notice, or (b) thirty (30) days after the expiration of any cure period provided to Landlord pursuant to this Lease; provided, if such default cannot reasonably be cured within such thirty (30) day period, the

Lender shall be entitled to such additional time as may be reasonably necessary to cure the default, if within the thirty (30) day period the Lender commences and thereafter diligently pursues the actions necessary for the Lender to cure such default by Landlord (including, if possession of the Premises is necessary to cure the default, commencing such judicial or nonjudicial proceedings as may be necessary for the Lender or a receiver to take possession of the Premises). So long as a Lender is diligently taking the actions reasonably necessary for it to cure Landlord's default, Tenant shall not exercise its remedies for Landlord's default under this Lease.

  SECTION 21. Attorneys' Fees.  If either party retains the services of an
              ---------------
attorney in connection with enforcing the terms of this Lease, or if suit is brought for the recovery of the Base Rent or Additional Rent due under this Lease or for the breach of any covenant or condition of this Lease or for the restitution of the Premises to Landlord and/or eviction of Tenant during the term of this Lease or after the expiration thereof, the substantially prevailing party therein will be entitled to recover from the other party the substantially prevailing party's reasonable attorneys' fees, witness fees and other court costs incurred in connection therewith.

  SECTION 22.  Access by Landlord.  Landlord and its agents shall have the right
               ------------------
to enter the Premises at any time upon reasonable prior notice to Tenant to examine the same, and to show them to prospective purchasers or lenders or, at any time during the last eighteen (18) months of the Lease Term or following a default by Tenant, to prospective tenants, and to make such repairs to the Premises or repairs, alterations, improvements, additions or improvements to the Building as Landlord may deem necessary or desirable; provided, in an emergency or perceived emergency or to provide normal services (such as janitorial and security services) to the Premises, no advance notice shall be required. If Tenant is not personally present to permit entry and an entry is necessary in an emergency, Landlord may enter the same by master key or may forcibly enter the same, without rendering Landlord liable therefor. Nothing contained herein shall be construed to impose upon Landlord any duty of repair or other obligation not specifically stated in this Lease. Tenant shall change the locks to the Premises only through Landlord and upon paying Landlord for all costs related thereto.

  SECTION 23.  Holding Over.   Any holding over by Tenant after the expiration
               ------------
of the term hereof consented to in advance in writing by Landlord shall be construed as a tenancy from month-to-month on the terms and conditions set forth herein, except the Base Rent shall be the Base Rent agreed to by Landlord and Tenant. Any such holdover tenancy may be terminated by either party upon thirty
(30) days written notice to the other party. If Tenant fails to surrender the Premises upon the termination of this Lease, without the prior written consent of Landlord, Tenant shall indemnify, defend and hold harmless Landlord from all losses, damages, liabilities and expenses resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant arising out of such failure. Any holding over by Tenant after the expiration of the Lease Term without Landlord's consent shall be deemed a tenancy at will, terminable at any time by Landlord, at a rental rate equal to one and one-half (1-1/2) times the Base Rent and Additional Rent payable by Tenant during the last month rent is payable by Tenant pursuant to this Lease.

  SECTION 24.  Subordination; Estoppel Certificates.
               -------------------------------------

        (a) Subordination.  This Lease shall be automatically subordinate to all
            -------------
of Landlord's mortgages, deeds of trust, or ground leases which heretofore and hereafter affect the Premises, the Building or the Land, to any and all advances made or to be made thereunder, to the interest on the obligations secured thereby, and to all renewals, modifications, consolidations, replacements or extensions thereof. This subordination shall be self operative, and no further instrument of subordination shall be necessary to effect such subordination; nevertheless, within fifteen (15) days after receiving a written request from Landlord, Tenant shall execute such additional instrument of subordination as may be required by Landlord (or its lenders or ground lessors) if such instrument of subordination contains a nondisturbance provision reasonably acceptable to Tenant which provides that so long as Tenant is not in default hereunder beyond any applicable cure period in this Lease, Tenant shall have continued enjoyment of the Premises free from any disturbance or interruption by reason of any foreclosure of any such deed of trust, mortgage or the exercise of any remedies by the lessor under any such ground lease. In the event of sale or foreclosure of any such mortgage or deed of trust, or exercise of the power of sale thereunder, or in the event of a transfer in lieu of foreclosure, or in the event a ground lessor acquires the Landlord's interests in the Building, Tenant shall attorn to the purchaser (or transferee) of the Building at such foreclosure or sale and recognize such purchaser (or transferee) as Landlord under this Lease if so requested by such purchaser (or transferee). Such attornment shall be self operative and no further instruments need be executed to effect such attornment. If any lender elects to have this Lease superior to its mortgage or deed of trust and gives notice of its election to Tenant, then this Lease shall thereupon become superior to the lien of such mortgage or deed of trust, whether this Lease is dated or recorded before or after the mortgage or deed of trust.

           (b) Estoppel Certificates.  Tenant shall, within ten (10) days of the
               ---------------------
receipt thereof, acknowledge and deliver to Landlord an estoppel certificate in the form attached to this Lease as Exhibit D, or such other form requested by Landlord from time to time, certifying, to the extent true, that (i) Tenant shall be in occupancy, (ii) this Lease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified and stating the modifications, (iii) Base Rent and Additional Rent have been paid only through a certain specified date, (iv) Tenant has no offsets, defenses or claims against Landlord, and (v) such other matters as Landlord may reasonably request. Tenant's failure to deliver an estoppel certificate within the fifteen (15) day period shall be deemed its confirmation of the accuracy of the information supplied by Landlord to the prospective lender or purchaser. Tenant acknowledges and agrees that Landlord and others will be relying and are entitled to rely on the statements contained in such estoppel certificates.

  SECTION 25.  Reserved.
               --------

  SECTION 26.  Liability of Landlord.  Tenant shall look solely to Landlord's
               ---------------------
interest in the Building or the Land, and the rents, issues and profits from the Building, for the satisfaction of any judgment or decree against Landlord, whether for breach of the terms hereof or arising from a right created by statute or under common law. Tenant agrees that no other property or assets of the Landlord or any partner in Landlord shall be subject to levy, execution or other enforcement procedures for satisfaction of any such judgment or decree; and no partner, shareholder of other holder of an ownership interest in Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction over the partnership).

  SECTION 27. Miscellaneous.
              -------------

       (a) Quiet Enjoyment.  If Tenant fully complies with and promptly performs
           ---------------
all of the terms, covenants and conditions of this Lease on its part to be performed, it shall have quiet enjoyment of the Premises throughout the Lease term, subject, however, to matters of record (including the Declaration) and to those matters to which this Lease may be subsequently subordinated.

       (b) Notices.  Any notices required in accordance with any of the
           -------
provisions herein shall be in writing and delivered personally, sent via Federal Express or another overnight courier service, or mailed by registered or certified mail to the parties at the addresses set forth in Section l above, or to such other address as a party shall from time to time designate in writing by notice given pursuant to this Section 27(b). If Tenant is a partnership, any notice required or permitted hereunder may be given by or to any one partner thereof with the same force and effect as if given by or to all thereof. If mailed, a notice shall be deemed received on the date of delivery or the date delivery is refused.

       (c) Successors or Assigns.  All of the terms, conditions, covenants and
           ---------------------
agreements of this Lease shall be binding upon and subject to Section 16 above, benefit Landlord, Tenant and their respective heirs, administrators, executors, successors and assigns, and upon any person or persons coming into ownership or possession of any interest in the Premises by operation of law or otherwise.

       (d) Authority and Liability.  Each party warrants to the other that this
           -----------------------
Lease has been duly authorized, executed and delivered by it, and it has the requisite power and authority to enter into this Lease and perform its obligations hereunder. Each party covenants to provide the other with evidence of its authority and the authorization of this Lease upon request. All persons and entities named as Tenant or Landlord herein shall be jointly and severally liable for Tenant's or Landlord's respective liabilities, covenants and agreements under this Lease.

       (e) Brokers' Commission.  Each party represents to the other that it has
           -------------------
not dealt with any broker, agent or finder in connection with this Lease other than the brokers listed in Section 1 of this Lease, and each party agrees to indemnify and hold the other party harmless from all damages, judgments, liabilities, claims and expenses (including attorneys' fees) arising out of or in connection with any claim or demand of any other broker, agent or finder with whom the indemnifying party has dealt for any commission or fee alleged to be due in connection with its participation in the procurement of Tenant or the negotiation of this Lease. Landlord agrees to pay Tenant's Broker a fee in connection with this Lease in as provided in a separate agreement between Landlord and Tenant's Broker.

       (f) Partial Invalidity.  If any court determines that any provision of
           ------------------
this Lease or the application thereof to any person or circumstance is, to any extent, invalid or unenforceable, the remainder of this Lease, or application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each other term, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

       (g) Recording.  Tenant shall not record this Lease or a memorandum
           ---------
thereof without the prior written consent of Landlord.

       (h) Force Majeure.  Neither party shall be deemed in default under this
           -------------
Lease for failing to perform its duties or obligations under this Lease if such failure is due to causes beyond its reasonable control, including but not limited to acts of God, acts of civil or military authorities, fires, floods, windstorms, adverse weather conditions, earthquakes, strikes or labor disturbances, civil commotion, delays in transportation, governmental delays or war; provided, nothing in this Section 27(h) shall limit or otherwise modify or waive Tenant's obligation to pay Base Rent and Additional Rent as and when due pursuant to the terms of this Lease.

       (i) Name of Building.  Landlord may change the name of the Building at
           ----------------
any time. Any such change shall not require amendment of this Lease or affect in any way Tenant's obligations under this Lease, and except for the name change, all terms and conditions of this Lease shall remain in full force and effect.

       (j) Headings.  The section headings used in this Lease are used for
           --------
purposes of convenience and do not alter or limit in any manner the content of the sections. Whenever appropriate from the context, the use of any gender shall include any other or all genders, and the singular shall include the plural, and the plural shall include the singular.

       (k) Execution by Landlord and Tenant; Approval of Lender.  Landlord shall
           ----------------------------------------------------
not be deemed to have made an offer to Tenant by furnishing Tenant with a copy of this Lease with particulars inserted. No contractual or other rights shall exist or be created between Landlord and Tenant until all parties have executed this Lease, and if specified in writing by Landlord, until it has been approved in writing by Landlord's lender and fully executed copies have been delivered to Landlord and Tenant. Tenant agrees to make such changes herein as may be reasonably requested by Landlord's lender, so long as such changes do not increase Base Rent and Additional Rent due from Tenant or otherwise materially alter Tenant's rights or obligations hereunder.

       (l) Transportation Management Programs; Recycling.  Tenant shall
           ---------------------------------------------
cooperate with Landlord in meeting the objectives and complying with the terms and conditions of any transportation management plan (the "TMP") now or hereafter instituted by any governmental authority and applicable to the Building. Landlord will provide Tenant with notice of any such transportation plan now or hereafter in effect. In addition, Tenant will cooperate with and participate in any and all recycling programs now or hereafter in place with respect to the Building, whether or not governmentally mandated, if all tenants of the Building are requested to participate.

       (m) Entire Agreement; Applicable Law(m).  This Lease and the attached
           -----------------------------------
exhibits set forth the entire agreement of Landlord and Tenant concerning the Premises and the Building, and there are no other agreements or understanding, oral or written, between Landlord and Tenant concerning the Premises or the Building. Any subsequent modification or amendment of this Lease shall be binding upon Landlord and Tenant only if reduced to writing and signed by them. This Lease shall be governed by, and construed in accordance with the laws of the State of Washington.


       (n) Financial Statements.  Within twenty (20) days after Landlord's
           --------------------
written request, Tenant shall provide Landlord with a current financial statement, prepared in accordance with generally accepted accounting principles, consistently applied, or such other accounting practices as may be reasonably acceptable to Landlord, and certified as true and correct by the President or chief financial officer of Tenant. Landlord will keep such financial statements confidential and will not provide copies of such financial statements to persons or entities other than Landlord's financial and legal advisors and actual or prospective lenders or purchasers of the Building, or as otherwise required by applicable law or court order. At the request of Tenant, Landlord will execute a non-disclosure agreement with terms and conditions reasonably acceptable to Landlord and Tenant.

  SECTION 28.  Additional Provisions.
               ---------------------

           (a) Parking.  On the Commencement Date, Tenant shall be allocated and
               -------
shall purchase and pay for three (3) parking permits per 1,000 rentable square feet of the Premises initially leased for unreserved, unassigned parking privileges in the Building parking facilities. Tenant acknowledges that the number of parking permits allocated to Tenant pursuant to this Section 28(a) may be reduced to the extent Landlord is required to set aside parking spaces in the Building as short term visitor parking or for carpools or vanpools in order to comply with the TMP. For each parking permit so allocated to Tenant, Tenant shall be charged a monthly charge equal to the then monthly charge for unreserved parking in the Building, as such charge may change from time to time to reflect changes in the market (but not more than once per Lease Year). In no event, however, shall the monthly charge per parking permit be less than the monthly charge per permit during the initial Lease Year. The initial charge for unreserved, unassigned monthly parking in the Building garage shall be $80.00 per space per month (plus applicable sales tax). Tenant's parking privileges in the Building shall be subject to whatever parking methods (e.g., stack parking, valet parking, self- parking, etc.) are then being used in the Building and subject to any applicable rules and regulations. Any parking spaces allocated to Tenant pursuant to this Section 28(a) and not initially purchased by Tenant shall immediately and irrevocably revert to Landlord and may be reallocated by Landlord to other tenants of the Project. If Tenant elects to purchase the full number of parking permits allocated to it pursuant to this Section 28(c) but Tenant does not require the use of all such parking permits, Landlord agrees to assist Tenant in finding other tenants in the Building or the Project to purchase such permits on an interim basis.

           (b) Storage.  In addition to the Premises, Tenant hereby leases from
               -------
Landlord and Landlord hereby leases to Tenant approximately 212 square feet of storage space (the "Storage Space") located on the mid-parking level of the Building garage, as more specifically shown on Exhibit F attached. Landlord
                                               ---------
shall have the option of relocating the Storage Space to another space in the Building or the Project with substantially the same square footage as the initial Storage Space by giving Tenant at least thirty (30) days advance written notice. If Landlord so elects to relocate the Storage Space, at its expense, Landlord will construct any walls necessary to demise the substitute space and Landlord, at its expense, will cause the substitute space to be improved with improvements comparable to those, if any, then existing in the initial Storage Space. As rent for the Storage Space (the "Storage Space Rent"), Tenant shall pay monthly (with the Base Rent required to be paid pursuant to this Lease), an amount equal to $194.33 per month (the "Storage Rent"). The Storage Rent shall be adjusted at the same times and in the same manner that Base Rent is adjusted pursuant to Section 4 above. Tenant's use of the Storage Space shall be at its sole risk and expense, and Tenant hereby assumes full responsibility for the safety of any goods, personal property or other items stored therein by Tenant. Tenant will use and occupy the Storage Space in compliance with all applicable laws, keep and maintain the Storage Space in neat, clean, sanitary and orderly condition, and comply with all reasonable rules and regulations issued by Landlord with respect to the Storage Space. At the end of the Lease Term, Tenant shall return the Storage Space to Landlord in the same condition as when received, except for reasonable wear and tear, damage by condemnation, and damage by fire or other casualty. All Storage Space shall be leased to Tenant on an "AS IS, WHERE IS" basis, without any obligation by Landlord to make any improvements to the Storage Space after the completion of the Building to Shell Condition. Tenant shall not alter or improve the Storage Space without Landlord's prior consent, which consent shall not be unreasonably withheld or delayed.

           (c) Letter of Credit.
               ----------------

               (i) As additional security for the payment and performance by Tenant of all its obligations under this Lease, and as a condition precedent to the effectiveness of this Lease, within two (2) business days after the full execution of this Lease, Tenant will deliver to Landlord an irrevocable standby letter of credit in the amount of $650,000 (the "Letter of Credit"). The Letter of Credit must be issued to Landlord and its assigns as beneficiary by a bank acceptable to Landlord, and must be acceptable to Landlord in form and content. The Letter of Credit shall be issued in such form as to enable Landlord, at its option, to draw the same, in whole or in part, from time to time on demand. Tenant authorizes Landlord to draw on the Letter of Credit and apply the proceeds thereof toward the payment of any sum in default or any other sum which Landlord may be required or may in its reasonable discretion deem necessary to spend or incur by reason of Tenant's default. The Letter of Credit shall renew annually for consecutive one (1) year periods, at least thirty (30) days prior to each anniversary of its initial issuance. Landlord shall have the right to assign the Letter of Credit to any person to whom Landlord sells the Building. Tenant may elect at any time to replace all or part of the Letter of Credit with a cash deposit with Landlord. Any cash so deposited with Landlord will be held by Landlord in a non-interest bearing account and may be used by Landlord in the same manner that Landlord can draw on the Letter of Credit pursuant to this
Section 28(c).

             (ii) If Tenant defaults under this Lease and fails to cure the default prior to the expiration of any applicable cure period, Landlord may draw on the entire amount of the Letter of Credit and deduct from the proceeds of the Letter of Credit the amount of any unpaid rent or other sums due to Landlord as a result of the default. Tenant on demand by Landlord will cause a replacement Letter of Credit (which also must be issued by a bank and be in form and content acceptable to Landlord) in the amount of the initial Letter of Credit (as the same may have been reduced pursuant to subparagraph (iii) below) to be issued to Landlord within ten (10) days of Landlord's demand to do so. Upon receipt of the replacement Letter of Credit, Landlord will deliver to Tenant the unused balance of the funds drawn under the original Letter of Credit so long as Tenant is not then in default under this Lease. If Tenant fails to renew the Letter of Credit as required by this Section 28(c), or if Tenant defaults under this Lease and fails to provide Landlord with a replacement Letter of Credit as required pursuant to the preceding sentence, then Landlord without notice may draw upon the entire Letter of Credit if it has not already done so and the amount so drawn by Landlord will be held by Landlord as a deposit to secure the payment and performance of Tenant's obligations under this Lease. A failure by Tenant to provide Landlord with a replacement Letter of Credit pursuant to this Section 28(c) or to otherwise comply with the requirements of this Section 28(c) will constitute a default under Section 19(a)(ii) of this Lease. If Tenant defaults in the payment or performance of any of its obligations under this Lease, and fails to cure the default prior to the expiration of the applicable cure period, if any, Landlord may withdraw from any funds held by Landlord pursuant to the preceding sentence for the amount of any unpaid rent or other sums due to Landlord as a result of the default, and the remaining balance of any such funds shall be returned to Tenant without interest within thirty (30) days after the expiration or earlier termination of the Lease Term if Tenant is not then in default of any its obligations under this Lease.

         (iii) So long as Tenant is not then in default under this Lease, on each of December 31, 1999, December 31, 2000 and December 31, 2001, the required amount of the Letter of Credit will be reduced to by one-third (1/3) of its original amount, if and only if Tenant is able to provide Landlord with evidence acceptable to Landlord in its sole discretion that during the three (3) month period preceding the applicable date, the average cash balances in Tenant's depository accounts with financial institutions equaled or exceeded $9,000,000.

           (d) Expansion. If Tenant requires additional space, Tenant shall so
               ---------
advise Landlord and Landlord will advise Tenant if any space is available in the Building for to satisfy Tenant's space needs, the date the available space will be available and the terms and conditions on which Landlord will make such space available to Tenant.

           (e) Rooftop Equipment.
               -----------------

               (i) Subject to the terms of this Section 28(e), Tenant shall have a non-exclusive license to install on the roof of the Building or elsewhere in the Project in a mutually acceptable location, an antenna or antennas and related communications equipment using signal strength similar to such equipment commonly located on the rooftops of Class A downtown office buildings in Seattle (the "Equipment"). Landlord's approval of the Equipment and its location in the Project shall not be unreasonably withheld. Prior to installation, in addition to the location of the Equipment, Landlord must approve, which approval will not be unreasonably withheld, (1) the Equipment, (2) drawings submitted by Tenant showing the Equipment to be installed, method of installation, connectors to electrical services, conduit to the Premises in the Building, and such other information concerning the installation, use and maintenance of the Equipment which Landlord may request, and (3) the contractor selected by Tenant to install the Equipment, and the terms of the contract between Tenant and its contractor. If required by Landlord, Tenant shall use Landlord's roofing contractor during the installation of the Equipment. The installation work shall be done in a manner which does not invalidate any roof warranty then in effect, and Tenant will repair any damage to the roof or roof structure caused by such installation. The Equipment may be used only for Tenant's own communications needs and on a non-fee basis. Tenant shall obtain (through Landlord or with Landlord's approval) all permits and approvals required by any governmental entities to install, operate or maintain the Equipment. At its sole cost and expense, Tenant shall maintain the Equipment and comply with all the laws, rules, regulations, ordinances and standards of all governmental authorities having jurisdiction over the Equipment or the Building. Tenant shall be responsible for all roof repair and additional maintenance costs, if any, attributable to the Equipment and Tenant's use of the Building roof pursuant to this Section 28(e). Tenant shall pay for all utilities used or consumed in connection with the Equipment; pay all personal property taxes, if any, separately assessed with respect to the Equipment; and if and to the extent the Equipment is assessed for tax purposes as part of the Building or Landlord's personal property, reimburse Landlord within thirty (30) days of Landlord's written demand for all additional taxes, if any, attributable to the Equipment as reasonably determined by Landlord.

               (ii) Installation, maintenance and use of the Equipment shall not in any way interfere with the systems of the Building or the Project or the quiet enjoyment by any other tenant or occupant of the Building or the Project, including without limitation the use of computers, television, radio, telephone and other communications equipment and any other communications apparatus now or hereafter located on the roof of the Building or elsewhere in the Project. If Landlord receives complaints regarding interference with reception from another tenant, and Landlord reasonably believes the source of the interference is the Equipment, Tenant shall take all steps necessary to stop the interference. To the extent Landlord has the right to do so, Landlord will cause other tenants that are being interfered with to use replacement equipment or other filter devices, in either case at Tenant's expense, in accordance with the requirement of the Federal Communications Commission, in order to solve the problem. Tenant shall reimburse Landlord within ten (10) days after demand for all losses, liabilities, damages and expenses related to the repair of such damage attributable to such interference. Tenant shall within thirty (30) days following expiration or earlier termination of the Lease or this license, remove the Equipment, repair any damage caused by such removal and restore the roof and any other affected areas of the Building or the Project to a condition at least as good as its condition immediately prior to the installation of the Equipment, ordinary wear and tear excepted. If Tenant fails to so remove the Equipment and restore the Building or the Project, Landlord may do so on Tenant's behalf, and Tenant shall within ten (10) days after demand pay to Landlord the actual costs incurred by Landlord in so doing. Landlord agrees to permit Tenant reasonable access to the roof and other common areas of the Building or the Project to facilitate the installation, use and maintenance of the Equipment and the removal of the Equipment. Any Equipment so installed shall be installed and used at Tenant's sole risk, and in no event shall Landlord be liable under any circumstances for any damage to the Equipment or loss of use related to the Equipment, except to the extent the damage is the result of the negligence or intentional misconduct of Landlord. Nothing in this Section 28(e) is intended to create any exclusive right in favor of Tenant to use the roof of the Building any other portion of the Project for telecommunications equipment or otherwise. Tenant agrees to cooperate with Landlord in relocating the Equipment to another location on the roof of the Building or elsewhere in the Project so long as Landlord pays the reasonable cost of such relocation.

           (f) Emergency Power Generator.
               -------------------------

               (i) Subject to the terms of this Section 28(f), Tenant shall have a non- exclusive right to install an emergency power generator at a mutually acceptable location in the Project (the "Generator"). Prior to installation, in addition to the location, Landlord must approve, which approval shall not be unreasonably withheld, (1) the Generator, (2) drawings submitted by Tenant showing the Generator to be installed, method of installation, connectors to electrical services, conduit to the Premises, and such other information concerning the installation, use and maintenance of the Generator which Landlord may request, and (3) the contractor selected by Tenant to install the Generator, and the terms of the contract between Tenant and its contractor. The Generator shall be painted in a color approved by Landlord to match the adjacent improvements and shall be surrounded by an acoustic shield. Tenant shall obtain (through Landlord or with Landlord's approval) all permits and approvals required by any governmental entities to install, operate or maintain the Generator. At its sole cost and expense, Tenant shall maintain the Generator and comply with all the laws, rules, regulations, ordinances and standards of all governmental authorities having jurisdiction over the Building. Tenant shall be responsible for all additional maintenance costs, if any, attributable to the use, operation or maintenance of the Generator. Tenant shall pay for all utilities used or consumed in connection with the Generator; pay all personal property taxes, if any, separately assessed with respect to the Generator; and if and to the extent the Generator is assessed for tax purposes as part of the Building or Landlord's personal property, reimburse Landlord within thirty (30) days of Landlord's written demand for all additional taxes, if any, attributable to the Generator. The Generator shall be used only for periodic testing and in the event Tenant's primary electrical service is interrupted. All testing shall take place at times reasonably selected to minimize interference with other tenants. The Generator shall be used only for backup power only for Tenant, and may not be used as a primary power source.

               (ii) Installation, maintenance and use of the Generator shall not in any way interfere with the systems of the Building or the Project or the quiet enjoyment by any other tenant or occupant of the Building or the Project. Tenant shall within thirty (30) days following expiration or earlier termination of the Lease, remove the Generator, repair any damage caused by such removal and restore the affected areas of the Building or the Project to a condition at least as good as its condition immediately prior to the installation of the Generator, ordinary wear and tear excepted. If Tenant fails to so remove the Generator and restore the Building or the Project, Landlord may do so on Tenant's behalf, and Tenant shall within ten (10) days after demand pay to Landlord the actual costs incurred by Landlord in so doing. Landlord agrees to permit Tenant reasonable access to the common areas of the Building or the Project to facilitate the installation, use and maintenance of the Generator and the removal of the Generator. Any Generator so installed shall be installed and used at Tenant's sole risk, and in no event shall Landlord be liable under any circumstances for any damage to the Generator or loss of use related to the Generator.

  DATED as of the day and year first indicated above.

                                LANDLORD:
                                FIRDEX ASSOCIATES, a Washington
                                general partnership

                                By:  ALPER NORTHWEST, INC., a Washington
                                corporation, Managing General Partner


                                By  /s/ Kenneth V. Bellamy
                                    -------------------------------------

                                   Its  President
                                      -----------------------------------


                                By   /s/ Dean R. Erickson
                                    -------------------------------------

                                   Its  Vice President
                                      -----------------------------------

                       TENANT:

                       MEGADEPOT.COM, INC., a Washington
                       corporation


                               By  /s/ Mark Calvert
                                   -------------------------------------
                                   Its  CFO
                                      ----------------------------------

STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF KING         )


  On this 5th day of May, 1999, before me, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Kenneth V. Bellamy and Dean R. Erickson, to me known to be the President and Vice President, respectively, of ALPER NORTHWEST, INC., the Managing General Partner of FIRDEX ASSOCIATES, the partnership named in and which executed the foregoing instrument; and they acknowledged to me that they signed the same as the free and voluntary act and deed of said corporation and partnership for the uses and purposes therein mentioned.

  I certify that I know or have satisfactory evidence that the persons appearing before me and making this acknowledgment are the persons whose true signatures appear on this document.

  WITNESS my hand and official seal the day and year in this certificate above written.



                                   /s/ Eleanor C. Romero
                                   ---------------------
                                   Signature

                                   Eleanor C. Romero
                                   -----------------
                                   Print Name
                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at Kent.
                                   My commission expires 11-19-01.

STATE OF WASHINGTON  )
                     ) ss.
COUNTY OF KING       )


  On this 4TH day of May, 1999, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Mark Calvert, known to me to be the CFO of MEGADEPOT.COM, INC., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

  I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

                                      /s/ Angela Leonard
                                      ------------------
                                      Signature

                                      Angela Leonard
                                      --------------
                                      Print Name
                                      NOTARY PUBLIC in and for the State of
                                      Washington, residing at King County.
                                      My commission expires 2-9-2000.